UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2001

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
September 17, 2001

Item 5. Other Events

On September 17, 2001, First Midwest Bancorp, Inc. issued a press release announcing that in repurchasing its common shares pursuant to its earlier announced repurchase plan it intends to utilize the additional flexibility afforded by the Securities and Exchange Commission Emergency Order of September 14, 2001. This press release, dated September 17, 2001, is attached as Exhibit 99 to this report.

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99	Press Release issued by First Midwest Bancorp, Inc. dated September 17, 2001.

The following Items are not applicable for this Form 8-K:

Item 1.	Changes in Control of Registrant

Item 2.	Acquisition or Disposition of Assets

Item 3.	Bankruptcy or Receivership

Item 4.	Changes in Registrant's Certifying Accountant

Item 6.	Resignations of Registrant's Directors

Item 8.	Change in Fiscal Year

Item 9.	Sales of Equity Securities Pursuant to Regulation S

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: September 17, 2001	/s/ DONALD J. SWISTOWICZ
Donald J. Swistowicz Executive Vice President